UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2006


                              PHARMAFRONTIERS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Texas                       000-25513                     76-0333165
-----------------------      ------------------------       --------------------
(State of organization)      (Commission File Number)          (IRS Employer
                                                             Identification No.)


     2635 N. Crescent Ridge Drive
         The Woodlands, Texas                                     77381
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(Address of principal executive offices)                        (Zip Code)

     Registrant's Telephone Number, including area code: (281) 272-9331

     Former name or former address, if changed since last report: Not Applicable

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02      Election of Directors

     On June 15, 2006, the board of directors appointed Michael Richman to the Board of Directors. Mr. Richman was also appointed to the board's audit, compensation and nominating committees.

     Michael S. Richman, MSBA., is executive vice president and chief operating officer of MacroGenics, Inc. located in Rockville, MD. He joined the firm in 2002 with over twenty years experience in corporate business development within the biotechnology industry. Before joining MacroGenics Inc, he was senior vice president, corporate development administration at MedImmune, Inc. from 1996 to 2002. From 1985 to 1996, Mr. Richman served in various senior positions at Chiron Corporation, a public biotechnology company, with his last position being director of corporate business development. His previous positions include: manager of business development, from 1990 to 1992 and manager of intellectual property from 1988 to 1990. Mr. Richman also serves on the board of directors of Cougar Biotechnology, Inc., a publicly traded biotechnology company.

     Mr. Richman has not been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-B with the Company.


Item 9.01      Financial Statements and Exhibit

      (c)      Exhibits

The following exhibits are to be filed as part of this 8-K:

    Exhibit No.         Identification of Exhibit
    -----------         -------------------------

       99.1             Press Release dated June 16, 2006



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PHARMAFRONTIERS CORP.


                                  By:  /s/ David McWilliams
                                       -----------------------------------------
                                       David McWilliams, Chief Executive Officer


DATE:  June 16, 2006


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                                  EXHIBIT INDEX


    Exhibit No.         Description
    -----------         -----------

       99.1             Press Release dated June 16, 2006